SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  July 2, 2010
                                                           ------------


                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


     Pennsylvania                    1-5084                    23-1145880
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   (State or Other                (Commission               (I.R.S. Employer
   Jurisdiction of                File Number)             Identification No.)
   Incorporation or
    Organization)



Navy  Yard  Corporate  Center, Three Crescent Drive,
Suite 200, Philadelphia, PA                                             19112
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(Address of Principal Executive Offices)                              (Zip Code)

      Registrant's telephone number, including area code:   (215) 221-8500
      ---------------------------------------------------

                                 Not applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

          On July 2, 2010, Tasty Baking Company (the "Company") entered into a First Addendum to Purchase and Sale Agreement (the "Addendum") with TKMG Associates, L.P. ("Buyer") to amend the terms of the Purchase and Sale Agreement (the "Agreement") between the Company and Buyer pursuant to which the Company will sell to Buyer the Company's former (i) corporate office and distribution center located on Fox Street in Philadelphia, PA and (ii) bakery property located on Hunting Park Avenue in Philadelphia, PA. The Addendum extended the initial due diligence period through July 30, 2010 in consideration for $25,000 of the initial deposit becoming non refundable. The Addendum also contains the parties' agreement that a required zoning change has been satisfied. All other terms of the Agreement, including the date of Settlement, remain unchanged. The Company previously disclosed entering into the Agreement on a Form 8-K filed with the Securities and Exchange Commission on April 6, 2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       TASTY BAKING COMPANY
                                                       -------------------------
                                                       (Registrant)


     Date:  July 7, 2010                               /S/Paul D. Ridder
                                                       -------------------------
                                                       Paul D. Ridder
                                                       Senior Vice President and
                                                       Chief Financial Officer